UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2019

ENVISTA HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E Brea, California	92821
(Address of Principal Executive Offices)	(Zip Code)

(714) 817-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

On December 18, 2019, Danaher Corporation (“Danaher”) announced the completion of its previously announced split-off exchange offer (the “Exchange Offer”) of all of the shares of common stock of Envista Holdings Corporation (“Envista”) held by Danaher in exchange for shares of Danaher common stock. The Exchange Offer is described in a registration statement on Form S-4 and Form S-1 (File No. 333-234714) originally filed by Envista with the Securities and Exchange Commission (the “SEC”) on November 15, 2019, including in a final prospectus filed by Envista with the SEC on December 10, 2019. According to Danaher’s announcement, Danaher accepted an aggregate of 22,921,984 shares of Danaher common stock from its stockholders in exchange for 127,868,000 shares of Envista common stock owned by Danaher. As a result, Danaher no longer owns any voting or economic interest in Envista common stock.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the press release announcing the completion of the Exchange Offer is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Envista Holdings Corporation, dated December 18, 2019

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: December 18, 2019	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer